EXHIBIT 10.4

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED ABL FIRST LIEN CREDIT AGREEMENT

This First Amendment to Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of December 20, 2021 (this “Amendment”), is among ALTA EQUIPMENT GROUP INC., a Delaware corporation, the other Borrowers party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS

A.
ALTA EQUIPMENT GROUP INC., a Delaware corporation, ALTA ENTERPRISES, LLC, a Michigan limited liability company, ALTA EQUIPMENT HOLDINGS, INC., a Michigan corporation, ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC, a Michigan limited liability company, ALTA HEAVY EQUIPMENT SERVICES, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT, L.L.C., a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C., a Michigan limited liability company, NITCO, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC, a Michigan limited liability company, ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC, a Michigan limited liability company, PEAKLOGIX, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC, a Michigan limited liability company, ALTA CONSTRUCTION EQUIPMENT OHIO, LLC, a Michigan limited liability company, ALTA MATERIAL HANDLING NEW YORK STATE, LLC, a Michigan limited liability company, ALTA MINE SERVICES, LLC, a Michigan limited liability company, the other borrowers party thereto from time to time, the other loan parties party thereto from time to time, the lenders party thereto from time to time, and the Administrative Agent are parties to a Sixth Amended and Restated ABL First Lien Credit Agreement, dated as of April 1, 2021 (as amended or modified from time to time, the "Credit Agreement"). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
B.
The Borrowers are requesting certain amendments to the Credit Agreement, and the Lenders are willing to amend the Credit Agreement in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. On the First Amendment Effective Date, the Credit Agreement is amended as follows:

1.1
The following is added to the end of Section 1.05: “The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.”

1.2
The reference in Section 2.05(b) of the Credit Agreement to “$7,000,000” is replaced with a reference to “$10,000,000”.

1.3
The reference in Section 6.01(i) of the Credit Agreement to “$250,000,000” is replaced with a reference to “$350,000,000”.

ARTICLE II. REPRESENTATIONS. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that:

2.1
The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate, company or other organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party as of the date hereof and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
2.2
Immediately before and after giving effect to the amendments contained herein, the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

2.3
Immediately before and after giving effect to the amendments contained herein, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which all of the following conditions have been satisfied (such date, the “First Amendment Effective Date”):

3.1
The Loan Parties, the Required Lenders and the Administrative Agent shall have signed this Amendment.

3.2
The representations and warranties set forth in Article II hereof shall be true and correct on and as of the First Amendment Effective Date.

3.3
The Lenders shall have received a complete, executed and dated copy of that certain First Amendment to Sixth Amended and Restated Floor Plan First Lien Credit Agreement, dated as of the date hereof, by and among the Borrowers, the Floor Plan Lenders party thereto, and the Floor Plan Administrative Agent, such amendment to be in form and substance satisfactory to the Administrative Agent, and the conditions to the effectiveness thereof shall have been satisfied or waived.

3.4
The Loan Parties shall have paid all expenses and fees required to be paid as of the date hereof.

ARTICLE IV. MISCELLANEOUS.

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4.1
References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment shall constitute a Loan Document.
4.2
Except as expressly amended hereby, each of the Loan Parties acknowledges and agrees that the Credit Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or serve to effect a novation of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

4.3
This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent

4.4
This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

4.5
Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

ARTICLE V. RELEASE. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the other Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by the

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Loan Parties or any other transactions evidenced by this Amendment, the Credit Agreement or the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ALTA EQUIPMENT GROUP INC.

By: Name: Title:

a

Ryan Greenawalt President

ALTA EQUIPMENT HOLDINGS, INC.

By: c?7d,

Name: Ryan Greenawalt Title: President

ALTA ENTERPRISES, LLC

ALTA CONSTRUCTION EQUIPMENT ILLINOIS, LLC ALTA INDUSTRIAL EQUIPMENT MICHIGAN, LLC ALTA HEAVY EQUIPMENT SERVICES, LLC

ALTA INDUSTRIAL EQUIPMENT COMPANY, L.L.C. ALTA CONSTRUCTION EQUIPMENT, L.L.C. NITCO,LLC

ALTA CONSTRUCTION EQUIPMENT FLORIDA, LLC ALTA INDUSTRIAL EQUIPMENT NEW YORK, LLC PEAKLOGIX, LLC

ALTA CONSTRUCTION EQUIPMENT NEW YORK, LLC ALTA CONSTRUCTION EQUIPMENT OHIO, LLC

ALTA MATERIAL HANDLING NEW YORK STATE, LLC

ALTA MINE SERVICES, LLC

By: Name: Title:

an Greenawalt Manager

of each of the above, on behalf of each of the above

[Signature Page to Alta Equipment Group ABL First Amendment}

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:

Name: Title:

Michael Byrne

Authroized Officer

COMERICA BANK, as a Lender and as Co-Documentation Agent

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a

Lender and a Co-Documentation Agent

By ------- '-" '--'- -•-

Name: Jeffrey S. Cox

Tide: Vice President

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BMO HARRIS BANK N.A., as a Lender and a Co

Documentation Agent

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rName: :

Title: ("Yi'C f',(csif;gNI

KEYBANK, NATIONAL ASSOCIATION, as a Lender and a

Co-Documentation Agent

By: - ---

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1Name l:LJct Title: l,1 7', d-ntf-

M1/&=FLAGSTAR BANK, as a Lender

By:

Name }('t/.7t1<,,.fi-

,I),/Title:

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